Notes Payable and Long-Term Debt	12 Months Ended
Dec. 31, 2019
Notes Payable and Long-Term Debt [Abstract]
Notes Payable and Long-Term Debt
Note 14. Notes Payable and Long-Term Debt

Notes payable and long-term debt consist of the following as of:

	December 31,
(In thousands)	2019	2018
2018 First Lien Term Loan	$146,000	$154,000
2018 Second Lien Term Loan	-	40,000
Convertible Senior Notes	172,500	-
SDI GACP Term Loan	25,000	-
SDI Crystal Term Loan	-	15,000
Standard Outdoor Promissory Notes	8,447	9,950
Note payable - IVG	4,240	4,000
Gross notes payable and long-term debt	356,187	222,950
Less deferred finance charges and debt discount	(39,641)	(4,903)
Less current maturities	(16,977)	(9,431)
Net notes payable and long-term debt	$299,569	$208,616

Turning Point

2018 Credit Facility

On March 7, 2018, Turning Point entered into a $250 million credit facility consisting of a $160 million 2018 First Lien Term Loan with Fifth Third Bank, as administrative agent, and other lenders, and a $50 million 2018 Revolving Credit Facility (collectively, the “2018 First Lien Credit Facility”) in addition to a $40 million 2018 Second Lien Term Loan (together with the 2018 First Lien Credit Facility, the “2018 Credit Facility”) with Prospect Capital Corporation, as administrative agent, and other lenders. The 2018 Credit Facility retained the $40 million accordion feature of the 2017 Credit Facility. Proceeds from the 2018 Credit Facility were used to repay, in full, the 2017 Credit Facility. Turning Point incurred a loss on extinguishment of debt of $2.4 million in the first quarter of 2018 as a result of the refinancing.

The 2018 Credit Facility contains customary events of default including payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, certain ERISA events, judgments in excess of specified amounts, and change in control defaults. The 2018 Credit Facility also contains certain negative covenants customary for facilities of these types including covenants that, subject to exceptions described in the 2018 Credit Facility, restrict the ability of Turning Point and its subsidiary guarantors: (i) to pledge assets, (ii) to incur additional indebtedness, (iii) to pay dividends, (iv) to make distributions, (v) to sell assets, and (vi) to make investments.

2018 First Lien Credit Facility: The 2018 First Lien Term Loan and the 2018 Revolving Credit Facility bear interest at LIBOR plus a spread of 2.75% to 3.50% based on Turning Point’s senior leverage ratio. The 2018 First Lien Term Loan has quarterly required payments of $2.0 million beginning June 30, 2018, increasing to $3.0 million on June 30, 2020, and increasing to $4.0 million on June 30, 2022. The 2018 First Lien Credit Facility has a maturity date of March 7, 2023. The 2018 First Lien Term Loan is secured by a first priority lien on substantially all of the assets of the borrowers and the guarantors thereunder, including a pledge of Turning Point’s capital stock, other than certain excluded assets (the “Collateral”). In connection with the Convertible Senior Notes offering, Turning Point entered into a First Amendment (“the Amendment”) to the First Lien Credit Agreement, with Fifth Third Bank, as administrative agent, and other lenders and certain other lender parties thereto. The Amendment was entered into primarily to permit Turning Point to issue up to $200 million of convertible senior notes, enter into certain capped call transactions in connection with the issuance of such notes and to use the proceeds from the issuance of the notes to repay amounts outstanding under Turning Point’s Second Lien Credit Agreement and use the remaining proceeds for acquisitions and investments. In connection with the Amendment, fees of $0.7 million were incurred. The 2018 First Lien Credit Facility contains certain financial covenants, which were amended in connection with the Convertible Senior Notes offering in the third quarter 2019. The covenants include maximum senior leverage ratio of 3.00x with step-downs to 2.50x, a maximum total leverage ratio of 5.50x with step-downs to 5.00x, and a minimum fixed charge coverage ratio of 1.20x. In the first quarter of 2020, the financial covenants were amended to permit certain add-backs related to PMTA in the definition of Consolidated EBITDA for the period of October 1, 2019 until September 30, 2020. Based on an excess cash covenant for the facility, a principal payment of $4.5 million was due in the second quarter 2019. All parties agreed to waive the payment, resulting in consent fees of $0.1 million. The weighted average interest rate of the 2018 First Lien Term Loan was 4.55% at December 31, 2019. As of December 31, 2019, Turning Point had no borrowings outstanding under the 2018 Revolving Credit Facility. The $50.0 million unused portion of the 2018 Revolving Credit Facility is reduced by letters of credit from Fifth Third Bank totaling $3.7 million, resulting in $46.3 million of availability under the 2018 Revolving Credit Facility as of December 31, 2019.

2018 Second Lien Credit Facility: The 2018 Second Lien Credit Facility bore interest at a rate of LIBOR plus 7.00% and had a maturity date of March 7, 2024. The 2018 Second Lien Term Loan was secured by a second priority interest in the Collateral and was guaranteed by the same entities as the 2018 First Lien Term Loan. The 2018 Second Lien Credit Facility contained certain financial covenants including a maximum senior leverage ratio of 3.75x with step-downs to 3.50x, a maximum total leverage ratio of 4.75x with step-downs to 4.50x, and a minimum fixed charge coverage ratio of 1.10x. Based on an excess cash covenant for the facility, a $4.5 million principal payment was made in the second quarter 2019, resulting in a $0.2 million loss on extinguishment of debt. Turning Point used a portion of the proceeds from the issuance of the Convertible Senior Notes to prepay all outstanding amounts related to the 2018 Second Lien Credit Facility in the third quarter 2019. The principal paid in the third quarter amounted to $35.5 million, and the transaction resulted in a $1.1 million loss on extinguishment of debt.

Convertible Senior Notes

In July 2019 Turning Point closed an offering of $172.5 million in aggregate principal amount of 2.50% Convertible Senior Notes due July 15, 2024 (the “Convertible Senior Notes”). The Convertible Senior Notes bear interest at a rate of 2.50% per year, payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2020. The Convertible Senior Notes will mature on July 15, 2024, unless earlier repurchased, redeemed or converted. The Convertible Senior Notes are senior unsecured obligations of Turning Point.

The Convertible Senior Notes are convertible into approximately 3,202,808 shares of Turning Point voting common stock under certain circumstances prior to maturity at a conversion rate of 18.567 shares per $1,000 principal amount of the Convertible Senior Notes, which represents a conversion price of approximately $53.86 per share, subject to adjustment under certain conditions, but will not be adjusted for any accrued and unpaid interest. Upon conversion, Turning Point may pay cash, shares of common stock or a combination of cash and stock, as determined by Turning Point at its discretion. The conditions required to allow the holders to convert their Convertible Senior Notes were not met as of December 31, 2019.

Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability and equity components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, in accounting for the issuance of the Convertible Senior Notes, Turning Point separated the Convertible Senior Notes into liability and equity components. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated convertible feature. The carrying amount of the equity component, which is recognized as a debt discount, represents the difference between the proceeds from the issuance of the Convertible Senior Notes and the fair value of the liability component of the Convertible Senior Notes. The excess of the principal amount of the liability component over its carrying amount (“debt discount”), $35.0 million, will be amortized to interest expense using an effective interest rate of 7.5% over the expected life of the Convertible Senior Notes. The equity component is not remeasured as long as it continues to meet the criteria for equity classification. Interest expense includes $2.9 million of amortization for the year ended December 31, 2019.

In accounting for the issuance costs related to the issuance of the Convertible Senior Notes, Turning Point allocated the total amount incurred to the liability and equity components based on their relative values. Debt issuance costs attributable to the liability component are amortized to interest expense using the effective interest method over the expected life of the Convertible Senior Notes, $4.7 million, and the debt issuance costs attributable to the equity component, $1.2 million, are netted with the equity component of stockholders’ equity.

In connection with the Convertible Senior Notes offering, Turning Point entered into privately negotiated capped call transactions with certain financial institutions. The capped call transactions have a strike price of $53.86 per and a cap price of $82.86 per, and are exercisable when and if the Convertible Senior Notes are converted. Turning Point paid $20.53 million for these capped calls and charged that amount to additional paid-in capital.

Note Payable – IVG

In September 2018, Turning Point issued a note payable to IVG’s former shareholders (“IVG Note”). The IVG Note is $4.0 million principal with 6.0% interest compounding annually and matures on March 5, 2020. The IVG Note is subject to customary defaults including defaults for nonpayment, nonperformance, any material breach under the purchase agreement, and bankruptcy or insolvency.

SDI and Standard Outdoor

SDI

On September 18, 2019, the Company entered into a Term Loan Agreement (the “Term Loan Agreement”) with GACP II, L.P., a Delaware limited partnership (the “Agent”), as administrative agent and collateral agent for the financial institutions (the “Lenders”). The Term Loan Agreement provides for a term loan of $25.0 million (the “Term Loan”). The Term Loan will be used to (a) repay, in full, all outstanding indebtedness under the Crystal Term Loan (as defined below), (b) finance the purchase of common stock of Turning Point, (c) finance the repurchase of common stock of the Company, (d) fund certain fees and expenses, and (e) provide working capital for the Company.

The Term Loan bears interest at a rate equal to the three-month “Libor Rate” as published in The Wall Street Journal plus 9.00%. Interest under the Term Loan Agreement is payable monthly with the principal balance due on September 18, 2024. The Term Loan was subject to a closing fee of $0.5 million, which was paid upon execution of the Term Loan Agreement. Additionally, the Term Loan is subject to an agent monitoring fee of $25,000, payable quarterly. An early termination fee shall be due at any time if on or prior to the third anniversary of the closing of the Term Loan, the Company prepays or repays (whether voluntarily or mandatorily), or is required to prepay or repay, the Term Loan in whole or in part. The obligations of the Company under the Term Loan Agreement are secured by all of the shares of Turning Point stock owned by the Company.

The Term Loan Agreement contains certain affirmative and negative covenants that are binding on the Company, including, but not limited to, restrictions (subject to specified exceptions and qualifications) on the ability of the Company to incur indebtedness, to create liens, to merge or consolidate, to make dispositions, to pay dividends or make distributions, to make investments, to pay any subordinated indebtedness, to enter into certain transactions with affiliates or to make capital expenditures. The Term Loan Agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods). The Term Loan Agreement also contains certain representations, warranties and conditions, in each case as set forth in the Term Loan Agreement.

With respect to the maintenance of at least $2.0 million in unrestricted cash and cash equivalents in accounts subject to control agreements in favor of the Agent, as of December 31, 2019, the Company had approximately $10.5 million in unrestricted cash and cash equivalents in those accounts.

On September 18, 2019, in connection with entering into the Term Loan Agreement, the Company repaid in full all amounts outstanding under the Crystal Term Loan (as defined below). The Company recognized a loss on extinguishment of debt of $1.0 million, comprised of $0.7 million unamortized deferred financing costs and a $0.3 million early termination fee, which is recognized in the consolidated statements of (loss) income for the year ended December 31, 2019. The Company capitalized $0.6 million of deferred financing costs associated with closing on the Term Loan.

On February 2, 2018, SDI and its Standard Outdoor advertising subsidiaries (the “Borrowers”) entered into a term loan agreement with Crystal Financial LLC (“Crystal Term Loan”). The Crystal Term Loan provided for an initial term loan of $10.0 million and a commitment to provide additional term loans of up to $15.0 million. As of December 31, 2019, the Company had repaid all amounts outstanding under the Crystal Term Loan.

Interest expense related to the Term Loan and the Crystal Term Loan of $2.1 million, including amortization of the discount, was recorded for the year ended December 31, 2019. Interest expense related to the Crystal Term Loan of $1.4 million, including amortization of the discount, was recorded for the year ended December 31, 2018.

Standard Outdoor

On January 18, 2018, as partial consideration for an asset purchase of 83 billboard structures located in Alabama, as well as the ground leases and advertising contracts relating to such billboard structures, the Company issued a promissory note with a face value of $6.5 million. The promissory note was recorded net of a discount of $0.9 million, representing the difference between the face value and fair value at issuance. This discount will be amortized into interest expense using the effective interest rate method over the term of the promissory note. A principal payment of $1.0 million on the promissory note is payable January 1 of each year, beginning with a payment that was made on January 1, 2020 and ending January 1, 2022, with a $3.5 million final principal payment on January 1, 2023. The promissory note has a 5% fixed coupon interest rate and interest is payable quarterly.

On February 20, 2018, as partial consideration for an asset purchase of 86 billboard structures located in Georgia and Florida, as well as the ground leases and advertising contracts relating to such billboard structures, the Company issued a promissory note with a face value of $3.5 million. The promissory note was recorded net of a discount of $0.3 million, representing the difference between the face value and fair value at issuance. This discount will be amortized into interest expense using the effective interest rate method over the term of the promissory note. Principal payments began on March 1, 2019, with the remaining principal paid down monthly through March 1, 2022. The promissory note has a 5% fixed coupon interest rate and interest is payable monthly.

Interest expense related to the Standard Outdoor loans of $0.8 million, including amortization of the discount, was recorded for the years ended December 31, 2019 and 2018.

The following table summarizes the consolidated scheduled principal repayments subsequent to December 31, 2019:

($ In thousands)	Future Minimum Principal Payments
2020	$17,078
2021	13,882
2022	16,227
2023	111,500
2024	197,500
thereafter	-
Total	$356,187